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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 August 27, 1998

                             ASPEC TECHNOLOGY, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)


      000-22565                                          77-0838686
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(Commission File No.)                       (IRS Employer Identification Number)


                             830 East Arques Avenue
                               Sunnyvale, CA 94086
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                    (Address of principal executive offices)



                                 (408) 774-2199
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              (Registrant's telephone number, including area code)


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Item 4. Changes in Registrant's Certifying Accountant.

     (b) New independent accountants.

     The Company engaged PricewaterhouseCoopers LLP as the Company's new independent principal accountant on August 27, 1998. The Company has not consulted with PricewaterhouseCoopers LLP on any matter during the two most recent fiscal years.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     None






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Aspec Technology, Inc.


Dated:  September 2, 1998                     By: /s/ MITCHELL D. BOHN
                                                 ---------------------------
                                                 Mitchell D. Bohn
                                                 Chief Operating Officer and
                                                 Chief Financial Officer



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